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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): April 28, 2004


                 CWALT, INC., (as depositor under the Pooling and Servicing Agreement, dated as of April 1, 2004, providing for the issuance of the CWALT, INC., Alternative Loan Trust 2004-7T1, Mortgage Pass-Through Certificates, Series 2004-7T1).


                                  CWALT, INC.
                 ---------------------------------------------------------
                 (Exact name of registrant as specified in its charter)


          Delaware                      333-110343                 95-4449516
--------------------------------  --------------------  -----------------------
(State of Other Jurisdiction          (Commission          (I.R.S. Employer
     of Incorporation)                File Number)        Identification No.)




              4500 Park Granada
              Calabasas, California                                91302
         --------------------------------                       ------------
             (Address of Principal                               (Zip Code)
              Executive Offices)


       Registrant's telephone number, including area code (818) 225-3240
                                                           ----- --------


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Item 5.    Other Events.
----       ------------

Filing of Computational Materials
---------------------------------

           In connection with the offering of the Mortgage Pass-Through Certificates, Series 2004-7T1, GOLDMAN, SACHS & CO. ("GOLDMAN, SACHS"), as the Underwriter of the Underwritten Certificates, has prepared certain materials (the "GOLDMAN, SACHS Computational Materials") for distribution to its potential investors. Although the Company provided GOLDMAN, SACHS with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the GOLDMAN, SACHS Computational Materials.

           For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The GOLDMAN, SACHS Computational Materials, listed as Exhibit 99.1 hereto, are filed on Form SE dated April 28, 2004.


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*   Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated April 23, 2004 and the prospectus supplement dated April 23, 2004, of CWALT, Inc., relating to its Mortgage Pass-Through Certificates, Series 2004-7T1.





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Item 7.    Financial Statements, Pro Forma Financial
           -----------------------------------------
           Information and Exhibits.
           ------------------------

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits:

  99.1 GOLDMAN, SACHS Computational Materials filed on Form SE dated April 28, 2004


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                                   Signature

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CWALT, INC.




                                                By: /s/ Darren Bigby
                                                    ------------------------
                                                Darren Bigby
                                                Vice President


Dated:  April 28, 2004




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                                 Exhibit Index
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Exhibit                                                                Page
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99.1    GOLDMAN, SACHS Computational Materials filed on Form SE
        dated April 28, 2004.                                            6

                                 EXHIBIT 99.1
                                 ------------

 GOLDMAN, SACHS Computational Materials filed on Form SE dated April 28, 2004.




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